Exhibit 99.3 Q2 2025 EARNINGS July 29, 2025

FORWARD-LOOKING STATEMENTS / NON-GAAP MEASURES This presentation and the related materials contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or future performance of Norfolk Southern Corporation (NYSE: NSC) (“Norfolk Southern,” “NS,” the “Company,” “we,” “our,” or “us”) and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “project,” or other comparable terminology. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates, beliefs, and projections. While the Company has based these forward-looking statements on those expectations, assumptions, estimates, beliefs, and projections it views as reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including but not limited to: (i) changes in domestic or international economic, political or business conditions, including those impacting the transportation industry; (ii) the Company’s ability to successfully implement its operational, productivity, and strategic initiatives; (iii) a significant adverse event on our network, including but not limited to a mainline accident, discharge of hazardous material, or climate-related or other network outage; (iv) the outcome of claims, litigation, governmental proceedings, and investigations involving the Company, including those with respect to the Eastern Ohio incident; (v) the nature and extent of the Company’s environmental remediation obligations with respect to the Eastern Ohio incident; (vi) new or additional governmental regulation and/or operational changes resulting from or related to the Eastern Ohio incident; (vii) a significant cybersecurity incident or other disruption to our technology infrastructure; and (viii) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Union Pacific and the Company providing for the acquisition of the Company by Union Pacific (the “Transaction”); the possibility that the Transaction does not close when expected or at all because required Surface Transportation Board, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the Transaction, or that such benefits may take longer to realize or be more costly to achieve than expected; disruption to the Company’s business as a result of the announcement and pendency of the Transaction; the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive merger agreement on the ability of the Company to operate its business outside the ordinary course during the pendency of the Transaction; the diversion of the Company’s management’s attention and time from ongoing business operations and opportunities on merger-related matters; and reputational risk and potential adverse reactions of Union Pacific’s or the Company’s customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the Transaction. These and other important factors, including those discussed under “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”), may cause actual results, benefits, performance, or achievements to differ materially from those expressed or implied by these forward- looking statements. Please refer to these and our subsequent SEC filings for a full discussion of those risks and uncertainties we view as most important. Forward-looking statements are not, and should not be relied upon as, a guarantee of future events or performance, nor will they necessarily prove to be accurate indications of the times at or by which any such events or performance will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to disclosing financial results in accordance with U.S. GAAP, the accompanying presentation contains non-GAAP financial measures. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures, and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. We use these non-GAAP financial measures internally and believe this information provides useful supplemental information to investors to facilitate making period-to-period comparisons by excluding certain costs set forth in the accompanying reconciliations. While we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant to be considered in isolation from, or as a substitute for, the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies. Reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP can be found on slides 10-14 hereto, as well as on our website at www.norfolksouthern.com on the Investors page under Events and Presentations. 2

OPERATIONS OVERVIEW

SAFETY

Investment in Safety continues to produce results

FRA Personal Injury Index


5-Year FY Average
1.04
1.09
1.16
1.01
Better
2022
2023
2024
YTD 2025

FRA Personal Injury Index calculates the number of reportable injuries/illnesses per year per 200,000 hours worked.

FRA Accident Rate


4.53
3.95
5-Year FY Average
3.07
2.03
Better
2022
2023
2024
YTD 2025

FRA Train Accident Rate calculates the total number of reportable accidents per million train miles.

FRA Mainline Accident Rate


0.93
5-Year FY Average
0.62
0.56
0.38
Better
2022
2023
2024
YTD 2025

FRA Mainline Accident Rate calculates the total number of reportable events occurring on that portion of the track that connects stations (other than auxiliary track) on which trains operate (a “Mainline”) per one million Mainline miles.

More than 2,300 employees engaged in Safety camp, the foundational course of our Thoroughbred Academy

The amounts above are reported through June 30th, 2025 and remain subject to future adjustment due to updated medical reports (with respect to the FRA Personal Injury Index) or cost information (with respect to the FRA Accident Rate and the FRA Mainline Accident Rate) or other FRA review. The amounts provided for 2025 are preliminary and include data not yet reported to the FRA. Five-Year Averages as presented are provided through December 31, 2024.

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NETWORK UPDATE NETWORK HEALTH ASSET EFFICIENCY CUSTOMER FACING AAR Terminal Dwell (Hours) Car Miles per Day Intermodal Svc Composite 91% 118 22.9 89% 89% 22.7 117 22.5 22.5 116 22.1 115 86% 85% 113 Q2 Q3 Q4 Q1 Q2 Q2 Q3 Q4 Q1 Q2 Q2 Q3 Q4 Q1 Q2 2024 2024 2024 2025 2025 2024 2024 2024 2025 2025 2024 2024 2024 2025 2025 Train Speed (MPH) Locomotive Productivity Merch Plan Compliance (GTMs / Avail HP) 22.5 22.4 22.3 21.8 131 21.6 130 130 82% 81% 80% 20.3 20.3 79% 78% 19.9 122 19.3 19.2 115 Q2 Q3 Q4 Q1 Q2 Q2 Q3 Q4 Q1 Q2 Q2 Q3 Q4 Q1 Q2 2024 2024 2024 2025 2025 2024 2024 2024 2025 2025 2024 2024 2024 2025 2025 5 5-Year FY Average Better Better Better Better Better Better

Fuel Efficiency PSR 2.0 % Fuel Consumed per 1000 GTM’s TRANSFORMATION 1.30 1.25 1.20 Delivering Financial Commitment Cost Takeout 1.15 1.10 ~$550M On Track To Exceed Exceeded 1.05 ~$150M $292M 1.00 0.95 0.90 2019 2020 2021 2022 2023 2024 2025 2024 2025 2026 6 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Better

MARKET OVERVIEW

2ND QUARTER 2025 RESULTS Q2 2025 vs. Q2 2024 / Revenue change $ in millions / favorable / unfavorable Q2 2024 Q2 2025 40 out of 41 Merchandise Intermodal Coal Fuel Total consecutive quarters of y-o-y 600,600 4% 1,010,900 1% 181,700 12% 1,793,200 3% Volume (1) RPU (less fuel) growth in $1,972M 4% $743M – $395M (1%) $3,110M 2% Revenue RECORD Merchandise $3,282 (1%) $735 (1%) $2,173 (11%) $1,734 (1%) RPU (1) – $1,899M 5% $619M 4% $389M $203M (22%) $2,907M 4% Revenue (less fuel) RECORD RECORD (1) $613 4% $2,142 (10%) $1,621 1% RPU (less fuel) $3,159 1% (1) Please see reconciliation to GAAP posted on our website on the Investors page under Events and Presentations. 8

FINANCIAL RESULTS

RECONCILIATION OF SECOND QUARTER 2025 NON-GAAP RESULTS $ in millions, except per share Non-GAAP adjustment Increase / (Decrease) E. Ohio Restructuring (1) GAAP Adjusted Incident and other Q2’25 Q2’25 net recovery charges $3,110 Revenues $3,110 – – Operating expenses $1,935 $47 ($10) $1,972 Operating ratio 62.2% 150 bps (30 bps) 63.4% Operating income $1,175 ($47) $10 $1,138 Income tax expense $230 ($12) $2 $220 $741 Net income $768 ($35) $8 EPS – diluted $3.41 ($0.16) $0.04 $3.29 E. Ohio Detail Legal & $107 other Recoveries ($154) (1) Adjusted results modifies Q2’25 GAAP results for expenses associated with the Eastern Ohio incident and restructuring and other charges. All presentations of revenues above refer to U.S. GAAP (1) Adjusted results modifies Q4’23 GAAP results for expenses associated with the Eastern Ohio incident. All presentations of revenues above refer to U.S. GAAP revenue. 10 revenue. Please see the reconciliation to GAAP posted on our website on the Investors page under Events and Presentations. Please see reconciliation to GAAP posted on our website on the Investors page under Events and Presentations for this event.

RECONCILIATION OF SECOND QUARTER 2024 NON-GAAP RESULTS $ in millions, except EPS Non-GAAP adjustments Increase / (Decrease) (1) Shareholder E. Ohio Restructuring GAAP Adjusted Incident and Other Advisory Q2’24 Q2’24 Costs Charges Costs Revenues $3,044 - - - $3,044 Operating expenses $1,913 $65 $3 - $1,981 Operating ratio 62.8% 220 bps 10 bps - 65.1% Operating income $1,131 ($65) ($3) - $1,063 Other income-net $17 - ($20) $29 $26 Income tax expense $207 ($16) ($7) $7 $191 Net income $737 ($49) ($16) $22 $694 EPS - diluted $3.25 ($0.22) ($0.07) $0.10 $3.06 E. Ohio Detail Restructuring & Other Detail Env. $53 Other $38 Separation ($3) Recoveries Curtailment ($156) ($20) Net ($65) (1) Adjusted results modifies Q2'24 GAAP results for expenses associated with the Eastern Ohio incident, restructuring and other charges, and shareholder advisory costs. All presentations of revenues above refer to U.S. GAAP revenue. Please see the reconciliation to GAAP posted on our website on the Investors page under Events and Presentations. 11

RECONCILIATION OF FIRST QUARTER 2025 NON-GAAP RESULTS $ in millions, except per share Non-GAAP adjustment Increase / (Decrease) E. Ohio (1) GAAP Adjusted Incident Q1’25 Q1’25 net recovery Revenues $2,993 – $2,993 Operating expenses $1,847 $185 $2,032 Operating ratio 61.7% 620 bps 67.9% Operating income $1,146 ($185) $961 Income tax expense $228 ($44) $184 Net income $750 ($141) $609 EPS – diluted $3.31 ($0.62) $2.69 E. Ohio Detail Legal & $39 other Recoveries ($224) (1) Adjusted results modifies Q1’25 GAAP results for expenses associated with the Eastern Ohio incident. All presentations of revenues above refer to U.S. GAAP revenue. Please see the reconciliation to GAAP (1) Adjusted results modifies Q4’23 GAAP results for expenses associated with the Eastern Ohio incident. All presentations of revenues above refer to U.S. GAAP revenue. 12 posted on our website on the Investors page under Events and Presentations. Please see reconciliation to GAAP posted on our website on the Investors page under Events and Presentations for this event.

(1) ADJUSTED RESULTS Second quarter versus prior year and prior quarter favorable / unfavorable $ millions, except per share (1) Adjusted Q2’25 vs. Q2’24 Q2’25 vs. Q1’25 Q2’25 Q2’24 Q1’25 Variances Variances Revenues $3,110 $3,044 $2,993 $66 2% $117 4% ($60) (3%) Operating expenses $1,972 $1,981 $2,032 ($9) -% Operating ratio 63.4% 65.1% 67.9% 170 bps 450 bps $177 18% Operating income $1,138 $1,063 $961 $75 7% Net income $741 $694 $609 $47 7% $132 22% $0.60 22% EPS – diluted $3.29 $3.06 $2.69 $0.23 8% (1) Adjusted Q2’25 results modifies Q2’25 GAAP for expenses associated with the Eastern Ohio incident and restructuring and other charges. Adjusted Q2’24 results modifies Q2’24 GAAP results for expenses associated with the Eastern Ohio incident, restructuring and other charges, and shareholder advisory costs. Adjusted Q1’25 results modifies Q1’25 GAAP results for expenses associated with the Eastern Ohio incident. All presentations of revenues above refer to U.S. GAAP revenue. Please see the reconciliation to GAAP posted on our website on the Investors page under Events and Presentations. 13

(1) ADJUSTED OPERATING EXPENSES Second quarter 2025 vs. 2024 favorable / unfavorable $ millions $22 $11 $1,981 $1,972 $4 ↑13% ↑3% ↑1% $38 $8 ↓15% $9 ↓1% ↓--% Price $36 Productivity $28 Purch. Svcs. $10 Claims ($9) Efficiency $11 Benefits $5 Rents ($14) Materials ($6) Pay rates ($24) Other ($7) Volume ($12) (1) (1) 2024 Fuel Compensation Depreciation Materials & 2025 Purchased Other & Benefits Svcs & Rents Continued momentum with productivity gains in the quarter (1) Adjusted results modifies Q2’25 and Q2’24 for expenses associated with the Eastern Ohio incident and restructuring and other charges. Please see the reconciliation to GAAP posted on our website on the 14 Investors page under Events and Presentations.

(1) ADJUSTED FINANCIAL RESULTS Second quarter 2025 vs. 2024 favorable / unfavorable $ millions, except per share Revenue Operating Operating Operating Net Earnings $66 Expense Ratio Income Income Per Share 2% $9 $0.23 $3,110 $3,044 --% 8% $75 $3.29 $1,981 $1,972 $47 7% $3.06 170 7% bps $1,138 65.1% $741 $1,063 $694 63.4% 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 2024 2025 Operating ratio improvem 1 ent driven by revenue growth along with continued productivity 1 1 (1) Reflects Adjusted 2024 and 2023 results for Operating Expense, Operating Ratio, Operating Income, Net Income, and Earnings Per Share by modifying GAAP results for the Eastern Ohio incident, (1) Adjusted results modifies Q2’25 and Q2’24 for expenses associated with the Eastern Ohio incident and restructuring and other charges. Additionally, Q2’24 results are modified for expenses associated with restructuring and other charges, gains on railway line transactions, shareholder advisory costs, and a deferred tax adjustment. All presentations of revenues above refer to U.S. GAAP revenue. Please shareholder advisory matters. All presentations of revenues above refer to U.S. GAAP revenue. Please see the reconciliation to GAAP posted on our website on the Investors page under Events and Presentations. 15 see reconciliation to GAAP posted on our website on the Investors page under Events and Presentations for this event.

2025 GUIDANCE Comparison of 2025 Guidance Previous Current Productivity / $150M+ $175M+ Annual Cost-Savings Revenue Growth 3% 2% – 3% Adjusted Operating Ratio 150 bps 100 – 150 bps (1) Improvement Y-o-Y ➢ Expecting Q3 2025 adjusted operating ratio to be pressured after a soft revenue environment to start the quarter ➢ Ceased share repurchase program (1) With respect to projections and estimates for future non-GAAP operating ratio, including full-year 2025 adjusted operating ratio guidance, the Company is unable to predict or estimate with reasonable certainty the ultimate outcome of certain items required for the GAAP measure without unreasonable effort. Information about the adjustments that are not currently available to the Company could have a potentially 16 unpredictable and significant impact on future GAAP results.

Thank You www.NorfolkSouthern.com

APPENDIX 18

NETWORK METRICS (DEFINITIONS) • Terminal Dwell: The average time a car resides at the specified terminal location expressed in hours. The measurement begins with a customer release, received interchange, or train arrival event and ends with a customer placement (actual or constructive), delivered or offered in interchange, or train departure event. Cars that move through a terminal on a run-through train are excluded, as are stored, bad ordered, and maintenance of way cars. • Train Speed: Measures line-haul movement between terminals. The average speed is calculated by dividing train-miles by total hours operated, excluding yard and local trains, passenger trains, maintenance of way trains, and terminal time. • Car Miles per Day: Daily mileage per car in the operating inventory. • GTMs per Available Horsepower: Average gross ton miles moved each day divided by locomotive horsepower available for use in transportation service. • Intermodal Svc Composite: Measures container level trip plan performance in our three lines of Intermodal business: Premium, Domestic, and International, weighted by the proportion of revenue each represents. • MER Plan Compliance: Percentage of loaded shipments delivered no later than +24hrs of the First NS Trip Plan ETA. 19